UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2022

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma	73116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N / A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 3, 2022, LSB Industries, Inc. (the “Company”) issued a press release announcing the upsize and pricing of $200.0 million aggregate principal amount of its 6.250% Senior Secured Notes due 2028 (the “Notes”) in its previously announced bond offering being made pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “144A Offering”). The Notes constitute a further issuance of the 6.250% Senior Secured Notes due 2028, of which $500 million aggregate principal amount was issued on October 14, 2021. A copy of the press release announcing the pricing of the 144A Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The announcement of the pricing of the Notes in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered. The securities to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits attached hereto, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this Current Report on Form 8-K, including the Exhibits hereto, may constitute forward-looking statements. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, (i) the Company’s business plans may change as circumstances warrant and the 144A Offering may not ultimately be completed because of general market conditions or other factors or (ii) any of the risk factors discussed from time to time in each of our documents and reports filed with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect circumstances or events after the date of this Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, regardless of any incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference to this Item 7.01 or Exhibit 99.1 in such filing.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 3, 2022, announcing the upsize and pricing of the 144A Offering.

104	Cover Page Interactive Data File (embedded within the XBRL document)

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated March 3, 2022, announcing the upsize and pricing of the 144A Offering.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2022

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Executive Vice President and General Counsel